Current and Non-Current Liabilities - Financial Liabilities - DFA	12 Months Ended
Jun. 30, 2025
Categories of non-current financial liabilities [abstract]
Current and Non-Current Liabilities - Financial Liabilities - DFA

Note 27. Current and Non-Current Liabilities - Financial Liabilities - DFA

	June 30, 2025	June 30, 2024
	US$(000's)	US$(000's)
Carrying amount at July 1	200,536	85,660
Funding at fair value	—	85,000
Interest expense on DFA (includes amounts to related parties $32,793 (2024: $24,699))	46,457	30,263
Gain on remeasurement of financial liability - DFA	—	(387)
Total non-current financial liabilities	—	200,536
Total current financial liabilities	246,993	—

In August 2022, Ocelot, an affiliate of Carlyle and Abingworth, committed to provide Opthea no less than US$120.0 million and up to a maximum of US$170.0 million (the additional US$50 million being at the option of the Investor). In December 2023, Opthea entered into an Amended and Restated DFA which resulted in a co‑investor (such co‑investor, together with Ocelot are referred to as the “DFA Investors”) contributing funding of US$50 million directly to the Company on the same terms and conditions as the existing agreement. The Company exercised significant judgment in accounting for the amended DFA, including consideration of whether the amended DFA resulted in a modification of the original loan. The Company concluded that the amended DFA agreement forms part of the existing agreement as the US$50 million is contemplated in the existing agreement on the same return and repayment profile, there had been no substantive changes in the original terms and conditions of the loan and the co‑investor was introduced by Ocelot. The amounts of US$120 million and US$50 million committed under the DFA had been received in cash in prior periods. Pursuant to the DFA, Opthea was required to use commercially reasonable efforts to develop sozinibercept for the treatment of wet AMD in accordance with the DFA, pursuant to certain development timelines set forth therein.

In return, Opthea was to pay to the DFA Investors (1) upon the first to occur of regulatory approval of sozinibercept for the treatment of wet AMD in the United States, United Kingdom or European Union (“Regulatory Approval”), fixed payments equal to a total of approximately two times the funding provided, consisting of seven payments, with the first payment due shortly after Regulatory Approval and the remaining six annual payments payable over a six-year period thereafter, and (2) variable payments equal to 7% of net sales of sozinibercept for the treatment of wet AMD for each calendar quarter. The fixed and variable payment obligation discharge once the DFA Investors have received a total of four times their investment. The Group evaluated the DFA and determined it to be a research and development funding arrangement with the characteristics of a debt instrument, as the transfer of financial risk to the DFA Investors was not considered substantive and genuine.

The DFA contains terms that require compliance by the Company to maintain a minimum cash balance and to provide a notice to Ocelot in the event it anticipates that it does not have sufficient cash to fund its operations for the next six months. At June 30, 2025, the Group remains in compliance with the DFA and no such instances have occurred or are expected to occur.

Pursuant to the DFA, Opthea granted the DFA Investors a security interest in all its assets (other than intellectual property not related to sozinibercept), provided that the Group is permitted to incur certain indebtedness. The security interest will terminate when the Group has paid the DFA Investors the required payment amounts or upon certain termination events under the DFA.

Accordingly, the Company had recorded payments received under the DFA as part of a development financing liability in its consolidated balance sheet. The Group accounted for the overall development financing liability at amortized cost based on the estimated timing of regulatory approval and attainment of certain sales milestones and the contractual success fee payments expected to be due therefrom, as discounted using an imputed interest rate at inception. The development financing liability was to be accreted as interest expense to its expected future repayment amount over the expected life of the agreement using the effective interest rate method. Certain legal and financial advisory fees incurred specifically to complete the DFA were capitalized and recorded as a reduction to the carrying amount of the development funding liability and was also to be amortized to interest expense using the effective interest method.

In certain instances which may result upon the termination of the DFA, the Group will be obligated to pay the DFA Investors up to four multiples of the amounts paid to Opthea under the DFA. Termination can be triggered by a range of events including if Opthea fails to use commercially reasonable efforts to develop and commercialize sozinibercept, if positive trial results are not achieved or if Regulatory Approval is not obtained. The DFA also includes termination clauses relating to change of control, disagreement with DFA Investors, inability to fund development costs, safety, bankruptcy and other material breaches, as defined in the DFA. Each termination trigger has a corresponding percentage to be paid, with possible outcomes requiring the Group to repay an amount equal to 0%, 135%, 150%, 275% or 400% of the initial amounts paid to the Group under the DFA. This is equivalent to potential repayments of $nil, $229.5 million, $255.0 million, $467.5 million or $680.0 million if a termination event is to occur. No termination event was called by the DFA Investors up to the date of approval of these financial statements.

On March 31, 2025, the Company announced that following the negative results of the COAST Phase 3 trial, the Company determined that the most appropriate course of action for wet AMD patients, shareholders and other stakeholders of the Company was to accelerate the ShORe trial topline data readout. Both Phase 3 trials did not meet their primary endpoint and following the negative results of both the COAST and ShORE trials, the Company in consultation with the DFA Investors agreed to discontinue the development of sozinibercept in wet AMD with immediate effect and agreed that this decision did not constitute a termination event under the DFA under sections 13.4.2 Termination for Fundamental Material Breach, 13.4.3 Termination for Material Breach, 13.4.8 Termination for Safety Concerns or 13.4.10 Termination for JSC Decision. Following the termination of the sozinibercept wet AMD program, the Company reduced its work force, exited all contracts related to the clinical trials and commenced active discussions with the DFA Investors on a potential settlement of the DFA agreement. These settlement discussions were ongoing at June 30, 2025.

At June 30, 2025, the DFA Investors had right to terminate the agreement in the event of development product failure. Section 13.4.5.2 Development Product Failure of the DFA does not contemplate the obligations of the Company where the agreement is terminated following negative trial results achieved and the Company does not elect to continue development of the product where the primary endpoint in such trial is not achieved. The Company exercised significant judgment in the estimation of the DFA obligation at June 30, 2025 and evaluated that, in the absence of a termination event, the contractual obligation of the Company in terms of the DFA were not discharged, cancelled or modified at June 30, 2025. Accordingly, the Group continued to account for the development funding liability at amortized cost being the funds invested of US$170 million and interest accreted at the original interest rate of approximately 23%, which reflects the estimated return on the instrument. The Group considered this to be the best estimate of the contractual obligation in the absence of the specific terms in the DFA of the amounts repayable where the primary endpoint in such trial is not achieved. Although the DFA Investors have not called a termination event, the right to terminate under section 13.4.5.2 Development Product Failure remained with the Investors at June 30, 2025 and therefore the Company did not have a right to defer settlement of the liability for at least twelve months after the reporting period. The liability was reclassified from non‑current to current as of June 30, 2025.

On August 19, 2025, the Company and the DFA Investors agreed to a settlement, with the DFA Investors receiving a cash payment of US$20 million and a 9.99% equity stake in the Company, equivalent to 136,661,003 ordinary shares. The settlement arrangement includes termination of the DFA and a release of the DFA Investors’ security interest and liens over the Company’s assets. The security interest was terminated upon the Company entering into a settlement agreement with the DFA Investors on August 19, 2025 and payment by the Company of US$20 million and the issuance of a 9.99% equity interest in the Company.